UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 29, 2023
_____________________________
MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________

Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02 – Results of Operations and Financial Condition.
On August 2, 2023, MediaAlpha, Inc. (“MediaAlpha”) issued a press release and an accompanying shareholder letter announcing its financial results as of and for the second quarter ended June 30, 2023, and its financial outlook for the third quarter of 2023. Copies of the press release and shareholder letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated by reference herein.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
MediaAlpha refers to non-GAAP financial information in the press release and shareholder letter. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in each document.
ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to Employment Agreements
On July 29, 2023, the Compensation Committee of the Board of Directors of MediaAlpha, approved amendments to the Amended and Restated Employment Agreements with Steven Yi and Eugene Nonko.
The amendments provide that, for base salary earned on and after September 15, 2023, MediaAlpha will pay each executive a portion of his base salary in the form of cash. This cash amount will equal the greater of (i) $70,000 per annum and (ii) the minimum salary per annum required for the executive to qualify as an exempt employee. The amendments further provide that the remaining portion of each executive’s base salary will be paid to the executive in the form of a restricted stock unit award covering shares of MediaAlpha’s Class A common stock (each, a “Salary RSU Award”).
Each Salary RSU Award will vest in full on the three (3) month anniversary of its grant date, subject to the applicable executive’s continued employment. The number of shares covered by each Salary RSU Award will be based on the average closing price of a share of MediaAlpha’s Class A common stock for the twenty (20) trading day period ending on the Friday immediately preceding such Salary RSU Award’s grant date (and, if such Friday is not a business day, the business day immediately preceding such Friday).
In the event of a termination of an executive’s employment with MediaAlpha for any reason, a prorated portion of the executive’s then outstanding and unvested Salary RSU Award will vest. Such prorated portion will be based on the number of days of the executive’s employment prior to and including such termination, and any portion of the executive’s Salary RSU Award that remains unvested thereafter will be forfeited. Salary RSU Awards will not be subject to any other vesting acceleration.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Employment Agreement among MediaAlpha, QuoteLab, LLC and Steven Yi, dated August 1, 2023
10.2	Second Amendment to Amended and Restated Employment Agreement among MediaAlpha, QuoteLab, LLC and Eugene Nonko, dated August 1, 2023
99.1	Press release dated August 2, 2023.
99.2	Shareholder Letter dated August 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: August 2, 2023	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary